EXHIBIT 1 - JOINT FILING AGREEMENT

                           Joint Filing Agreement

         The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common stock, par value $0.01 per share, of Hexcel Corporation, is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

December 28, 2000


                                     THE GOLDMAN SACHS GROUP, INC.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     GOLDMAN, SACHS & CO.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     GS ADVISORS 2000, L.L.C.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     GOLDMAN, SACHS & CO. oHG


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     GOLDMAN SACHS MANAGEMENT GP GmbH


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     GS EMPLOYEE FUNDS 2000, G.P., L.L.C.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     STONE STREET 2000, L.L.C.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     GS CAPITAL PARTNERS 2000, L.P.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     GS CAPITAL PARTNERS 2000 GmbH & CO.
                                     BETEILIGUNGS KG


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     GS CAPITAL PARTNERS 2000
                                     EMPLOYEE FUND, L.P.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     STONE STREET FUND 2000, L.P.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     LXH HOLDINGS CORP.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     LXH HOLDINGS, L.P.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     LXH, L.L.C.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact


                                     LXH II, L.L.C.


                                     By: /s/ Roger S. Begelman
                                        ----------------------------------
                                        Name:   Roger S. Begelman
                                        Title:  Attorney-in-fact